UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-Q

QUARTERLY SCHEDULE OF PORTFOLIO HOLDINGS OF REGISTERED MANAGEMENT INVESTMENT COMPANY

Investment Company Act file number 811-22409

Tortoise MLP Fund, Inc.
(Exact name of registrant as specified in charter)

11550 Ash Street, Suite 300, Leawood, KS 66211
(Address of principal executive offices) (Zip code)

Terry Matlack
Diane Bono
11550 Ash Street, Suite 300, Leawood, KS 66211
(Name and address of agent for service)

913-981-1020
Registrant's telephone number, including area code

Date of fiscal year end: November 30

Date of reporting period:  August 31, 2015

Item 1. Schedule of Investments.

Tortoise MLP Fund, Inc.
SCHEDULE OF INVESTMENTS (Unaudited)

	August 31, 2015
	Shares	Fair Value
Master Limited Partnerships - 163.9% (1)
Natural Gas/Natural Gas Liquids Pipelines - 70.7% (1)
United States - 70.7% (1)
Columbia Pipeline Partners LP	1,240,159	$24,592,353
Dominion Midstream Partners, LP	548,376	20,092,497
Energy Transfer Partners, L.P.	3,602,953	177,049,110
Enterprise Products Partners L.P.	5,813,922	163,429,347
EQT GP Holdings, LP	136,622	4,442,947
EQT Midstream Partners, LP	980,999	76,321,722
ONEOK Partners, L.P.	2,890,959	93,522,524
Spectra Energy Partners, LP	3,479,482	177,244,813
Tallgrass Energy Partners, LP	228,470	10,802,062
		747,497,375

Natural Gas Gathering/Processing - 41.7% (1)
United States - 41.7% (1)
Antero Midstream Partners LP	855,450	19,812,222
DCP Midstream Partners, LP	853,057	24,056,207
EnLink Midstream Partners, LP	3,049,609	53,764,607
MarkWest Energy Partners, L.P.	1,709,597	96,369,983
Summit Midstream Partners LP	221,626	4,884,637
Targa Resources Partners LP	2,069,287	62,471,775
Western Gas Partners, LP	1,474,485	86,743,953
Williams Partners L.P.	2,333,211	92,978,458
		441,081,842
Crude/Refined Product Pipelines - 51.5% (1)
United States - 51.5% (1)
Buckeye Partners, L.P.	1,298,694	91,454,031
Enbridge Energy Partners, L.P.	2,141,040	60,548,611
Genesis Energy L.P.	396,675	17,318,830
Holly Energy Partners, L.P.	905,495	31,312,017
Magellan Midstream Partners, L.P.	993,508	70,111,860
MPLX LP	367,597	18,240,163
NuStar Energy L.P.	493,984	25,776,085
Phillips 66 Partners LP	353,692	22,070,381
Plains All American Pipeline, L.P.	2,136,535	77,043,452
Shell Midstream Partners, L.P.	775,020	30,667,541
Sunoco Logistics Partners L.P.	1,439,279	48,690,809
Tesoro Logistics LP	682,818	36,059,619
Valero Energy Partners LP	289,300	14,994,419
		544,287,818

Total Master Limited Partnerships (Cost $1,434,269,342)		1,732,867,035

Common Stock - 1.3%(1)
Natural Gas/Natural Gas Liquid Pipelines - 1.3% (1)
United States - 1.3% (1)
Kinder Morgan, Inc. (Cost $15,054,427)	442,707	14,348,134

Preferred Convertible - 0.9%(1)
Oil and Gas Production - 0.9% (1)
United States - 0.9% (1)
Anadarko Petroleum Corporation, 7.500%, 06/07/2018 (Cost $9,830,026)	199,500	9,107,175

Short-Term Investment - 0.0% (1)
United States Investment Company - 0.0% (1)
Fidelity Institutional Money Market Portfolio - Class I, 0.13%(2) (Cost $60,927)	60,927	60,927

Total Investments - 166.1% (1) (Cost $1,459,214,722)		1,756,383,271
Other Assets and Liabilities - 0.7% (1)		7,876,800
Deferred Tax Liability - (18.3)% (1)		(194,018,632)
Credit Facility Borrowings - (7.1)% (1)		(74,900,000)
Senior Notes - (32.9)% (1)		(348,000,000)
Mandatory Redeemable Preferred Stock at Liquidation Value - (8.5)% (1)		(90,000,000)
Total Net Assets Applicable to Common Stockholders - 100.0% (1)		$1,057,341,439

(1) Calculated as a percentage of net assets applicable to common stockholders.
(2) Rate indicated is the current yield as of August 31, 2015.

Various inputs are used in determining the fair value of the Company’s investments and financial instruments.  These inputs are summarized in the three broad levels listed below:

Level 1 – quoted prices in active markets for identical investments
Level 2 – other significant observable inputs (including quoted prices for similar investments, market corroborated inputs, etc.)
Level 3 – significant unobservable inputs (including the Company's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

The following table provides the fair value measurements of applicable assets by level within the fair value hierarchy as of August 31, 2015.  These assets are measured on a recurring basis.

Description	Level 1	Level 2	Level 3	Total
Assets
Investments:
Common Stock(a)	$14,348,134	$-	$-	$14,348,134
Master Limited Partnerships(a)	1,732,867,035	-	-	1,732,867,035
Preferred Convertible(a)	9,107,175	-	-	9,107,175
Short-Term Investment(b)	60,927	-	-	60,927
Total Assets	$1,756,383,271	$-	$-	$1,756,383,271

(a)	All other industry classifications are identified in the Schedule of Investments.
(b)	Short-term investment is a sweep investment for cash balances.

The Company did not hold any Level 3 securities during the period ended August 31, 2015.  The Company utilizes the beginning of reporting period method for determining transfers between levels.  There were no transfers between levels for the Company during the period ended August 31, 2015.

Valuation Techniques

In general, and where applicable, the Company uses readily available market quotations based upon the last updated sales price from the principal market to determine fair value.  The Company primarily owns securities that are listed on a securities exchange or over-the-counter market. The Company values those securities at their last sale price on that exchange or over-the-counter market on the valuation date.  If the security is listed on more than one exchange, the Company uses the price from the exchange that it considers to be the principal exchange on which the security is traded. Securities listed on the NASDAQ are valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price.  If there has been no sale on such exchange or over-the-counter market on such day, the security is valued at the mean between the last bid price and last ask price on such day. These securities are categorized as Level 1 in the fair value hierarchy as further described below.

Restricted securities are subject to statutory or contractual restrictions on their public resale, which may make it more difficult to obtain a valuation and may limit a fund’s ability to dispose of them. Investments in private placement securities and other securities for which market quotations are not readily available are valued in good faith by using certain fair value procedures. Such fair value procedures consider factors such as discounts to publicly traded issues, time until conversion date, securities with similar yields, quality, type of issue, coupon, duration and rating. If events occur that affect the value of the Company’s portfolio securities before the net asset value has been calculated (a “significant event”), the portfolio securities so affected are generally priced using fair value procedures.

An equity security of a publicly traded company acquired in a private placement transaction without registration under the Securities Act of 1933, as amended (the “1933 Act”), is subject to restrictions on resale that can affect the security's liquidity and fair value.  If such a security is convertible into publicly-traded common shares, the security generally will be valued at the common share market price adjusted by a percentage discount due to the restrictions and categorized as Level 2 in the fair value hierarchy.  To the extent that such securities are convertible or otherwise become freely tradable within a time frame that may be reasonably determined, an amortization schedule may be used to determine the discount.  If the security has characteristics that are dissimilar to the class of security that trades on the open market, the security will generally be valued and categorized as Level 3 in the fair value hierarchy.

The Company generally values debt securities at evaluated bid prices obtained from an independent third-party valuation service that utilizes a pricing matrix based upon yield data for securities with similar characteristics, or based on a direct written broker-dealer quotation from a dealer who has made a market in the security.  Debt securities with 60 days or less to maturity are valued on the basis of amortized cost, which approximates market value.

As of August 31, 2015, the aggregate cost of securities for federal income tax purposes was $1,062,984,748.  The aggregate gross unrealized appreciation for all securities in which there was an excess of fair value over tax cost was $719,077,343, the aggregate gross unrealized depreciation for all securities in which there was an excess of tax cost over fair value was $25,678,820 and the net unrealized appreciation was $693,398,523.

Item 2. Controls and Procedures.

(a)
The registrant’s Chief Executive Officer and its Principal Financial Officer have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)
There was no change in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the registrant's last fiscal quarter that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.

Item 3. Exhibits.

Separate certifications for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) are filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Tortoise MLP Fund, Inc.

Date: October 23, 2015	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

Tortoise MLP Fund, Inc.

Date: October 23, 2015	By:	/s/ P. Bradley Adams
P. Bradley Adams
Chief Executive Officer

Tortoise MLP Fund, Inc.

Date: October 23, 2015	By:	/s/ Brent Behrens
Brent Behrens
Principal Financial Officer and Treasurer